                                             UAM Funds
                                             Funds for the Informed Investor(SM)

TJ Core Equity Portfolio
Semi-Annual Report                                              October 31, 2000




                                                                   [LOGO OF UAM]

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------
                              TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ......................................................    1

Portfolio of Investments ..................................................    4

Statement of Assets and Liabilities .......................................    7

Statement of Operations ...................................................    8

Statement of Changes in Net Assets ........................................    9

Financial Highlights ......................................................   10

Notes to Financial Statements .............................................   11
--------------------------------------------------------------------------------

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

October 31, 2000

Dear Shareholders:

For the six month period ending October 31, 2000 Wall Street remained optimistic that the summer rally which started in May would continue to be supported by positive news regarding economic growth, a strong earnings outlook, subdued inflationary pressures, and the Federal Reserve leaving interest rates unchanged. However, conflicting signals between slower economic growth's impact on future corporate profits, and economic growth robust enough to cause inflationary concerns, put downward pressure on the domestic markets. As a result, the markets suffered from a lack of investor convictions and profit taking intensified through October 31.

Earnings worries, rather than fears regarding our economy, seem to be the main culprit behind the recent pullback in stock prices. The slowdown in earnings expectations is due to our slowing economic growth, rising energy prices, and the worsening economic situation in Europe due to the weakening "Euro". Recent announcements by companies in various sectors (Aluminum, Technology, Auto Parts, and Retailing) clearly show that profit expectations are beginning to wane. Profit concerns are a potential problem that investors have not had to grapple with for a number of years. With the economy now predicted to slow and the Federal Reserve expected to leave interest rates unchanged, investor attention will now focus entirely on company earnings announcement. Investors' level of interest will not be on what took place in the third quarter, but more importantly, what will be management's comments about their future outlook regarding demand, inventories, competition, revenue growth, profits, and pricing power.

Acknowledging that the recent economic data show a slowing economy, the Federal Reserve and Mr. Greenspan held interest rates steady at their July and August meetings. Yet, the Federal Reserve continues to express concern over the risk of higher inflation and remains poised to raise short-term interest rates further if conditions are warranted. The latest Gross Domestic Product (G.D.P.) figures for the second quarter still show our economy growing at a stronger than expected rate of 5.6%. The higher growth was due to inflated inventories, increased government expenditures, and improved exports. Consensus expectations are now forecasting that our economy will show a slower rate of growth (3.5-4.0%) during the second half of this year as the higher inventories are reduced and government spending returns to more normal levels. Healthy productivity gains are keeping inflationary pressures at bay. However, the one fly in the ointment on the inflationary front that nobody seems to be particularly concerned about is higher energy

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

prices. While many are viewing the increased energy prices as a short-term phenomenon, higher energy prices on a sustained basis will intensify pressure on businesses to raise prices in an attempt to stay ahead of any inflationary problems. With higher energy prices and economic growth still north of 5%, the Federal Reserve is still faced with some difficult decisions regarding future monetary policies. From an historical standpoint, the Federal Reserve has been reluctant to raise rates this close to a presidential election. Thus, barring some unusual news event, we expect the Fed to remain on the sidelines until after the end of this year.

The advisor's strong disciplines and conservative investment philosophy led to favorable relative performance versus the S&P 500 with positive contributions coming from Financial, Capital Goods, Energy, and Utility holdings. During the six months ended October 31, the UAM TJ Core Equity Fund returned a -.04% compared to a -1.03% for the S&P 500 index. During the last six months, the advisor increased the fund's holdings in the Energy and Financial sectors, while reducing the exposure to the Consumer Cyclical and Transportation sectors.


                           Ten Largest Equity Holdings
                                (as of 10/31/00)

                 1.  Fannie Mae               6.  Pepsi Co.
                 2.  Allstate Inc.            7.  SPX Corp.
                 3.  Tyco Intl.               8.  Bristol-Myers Inc.
                 4.  Coastal Corp.            9.  Solectron Corp.
                 5.  Conoco Inc.             10.  SBC Communications


As value oriented investors, we view the recent weakness in the markets as an opportunity to accumulate what we perceive to be good quality companies at attractive prices. We will continue to emphasize those stocks where we see a strong management team, positive earnings momentum, dominant competitive position, and selling at attractive valuations. Conversely, we will move out of those issues where we see weakening fundamentals, and/or overvalued prices.

Sincerely,

Tom Johnson Investment Management, Inc.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.


                     Definition of the Comparative Indices
                     -------------------------------------


S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                           TJ CORE EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 94.0%

                                                             Shares       Value
                                                           ----------  ------------

BASIC MATERIALS -- 2.6%
   International Paper .............................          7,000    $    256,375
   USX-U.S. Steel Group ............................          9,000         143,438
                                                                       ------------
                                                                            399,813
                                                                       ------------
CAPITAL GOODS -- 12.7%
   Emerson Electric ................................          5,000         367,188
   Solectron* ......................................         10,500         462,000
   SPX* ............................................          4,000         494,500
   Tyco International ..............................         11,500         651,906
                                                                       ------------
                                                                          1,975,594
                                                                       ------------
COMMUNICATION SERVICES -- 6.7%
   AT&T ............................................          5,001         115,961
   BellSouth .......................................          5,000         241,563
   SBC Communications ..............................          8,000         461,500
   WorldCom* .......................................          9,000         213,750
                                                                       ------------
                                                                          1,032,774
                                                                       ------------
CONSUMER CYCLICALS -- 2.6%
   Brunswick .......................................          8,000         155,500
   Target ..........................................          9,100         251,388
                                                                       ------------
                                                                            406,888
                                                                       ------------
CONSUMER STAPLES -- 10.2%
   Heinz (H.J.) ....................................          8,000         335,500
   PepsiCo .........................................         11,000         532,812
   Sara Lee ........................................         19,500         420,469
   Tricon Global Restaurants* ......................          9,500         285,000
                                                                       ------------
                                                                          1,573,781
                                                                       ------------
ENERGY -- 10.8%
   Conoco, Cl B ....................................         21,500         584,531
   Exxon Mobil .....................................          5,000         445,937
   Halliburton .....................................          9,300         344,681
   Schlumberger ....................................          4,000         304,500
                                                                       ------------
                                                                          1,679,649
                                                                       ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           TJ CORE EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                             Shares        Value
                                                           ----------   -----------

FINANCE, INSURANCE & REAL ESTATE -- 15.7%
   Allstate ........................................         17,000    $    684,250
   Bank of America .................................          9,600         461,400
   Fannie Mae ......................................         10,000         770,000
   First Union .....................................         10,000         303,125
   Suntrust Banks ..................................          4,500         219,656
                                                                       ------------
                                                                          2,438,431
                                                                       ------------
HEALTH CARE -- 8.1%
   Bristol-Myers Squibb ............................          8,000         487,500
   Johnson & Johnson ...............................          3,500         322,437
   Merck ...........................................          5,000         449,688
                                                                       ------------
                                                                          1,259,625
                                                                       ------------
TECHNOLOGY -- 18.4%
   Agilent Technologies* ...........................          3,100         143,569
   Avaya* ..........................................            666           8,949
   Avnet ...........................................         11,000         295,625
   Computer Associates International ...............         14,200         452,625
   Dell Computer* ..................................          4,000         118,000
   Intel ...........................................          9,000         404,438
   International Business Machines .................          3,500         344,750
   Lucent Technologies .............................          8,000         186,500
   Microsoft* ......................................          4,300         296,162
   Nokia ADR .......................................          4,100         175,275
   Tellabs* ........................................          8,600         429,462
                                                                       ------------
                                                                          2,855,355
                                                                       ------------
UTILITIES -- 6.2%
   Coastal .........................................          8,000         603,500
   Scana ...........................................         13,500         357,750
                                                                       ------------
                                                                            961,250
                                                                       ------------
   TOTAL COMMON STOCKS
      (Cost $14,269,126) ...........................                     14,583,160
                                                                       ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           TJ CORE EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 7.1%

                                                           Face
                                                          Amount          Value
                                                       ------------    ------------

REPURCHASE AGREEMENT -- 7.1%
   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/00, to be repurchased at $1,098,194,
      collateralized by $822,428 of various
      U.S. Treasury Obligations valued
      at $1,098,021 (Cost $1,098,000) ..............   $  1,098,000    $  1,098,000
                                                                       ------------
   TOTAL INVESTMENTS -- 101.1%
      (Cost $15,367,126) (a) .......................                     15,681,160
                                                                       ------------
   OTHER ASSETS AND LIABILITIES, NET -- (1.1%) ......                      (176,706)
                                                                       ------------
   TOTAL NET ASSETS -- 100.0% .......................                  $ 15,504,454
                                                                       ============


   * Non-Income Producing Security
  Cl Class
 ADR American Depository Receipt
 (a) The cost for federal income tax purposes was $15,367,126. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $314,034. This consisted of aggregate gross unrealized appreciation for all securities of $1,778,798 and aggregate gross unrealized depreciation for all securities of $1,464,764.




The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           TJ CORE EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost .............................................  $15,367,126
                                                                    ===========

Investments, at Value -- Note A ..................................  $15,681,160
Receivable for Portfolio Shares Sold .............................       40,970
Dividends and Interest Receivable ................................        9,604
Receivable from Investment Adviser -- Note B .....................        2,782
Other Assets .....................................................       14,217
                                                                    -----------
   Total Assets ..................................................   15,748,733
                                                                    -----------
Liabilities
Payable for Portfolio Shares Redeemed ............................      190,764
Payable to Custodian Bank ........................................       21,175
Payable for Distribution and Service Fees -- Note E ..............        6,788
Payable for Custodian Fees -- Note D .............................        5,490
Payable for Administrative Fees -- Note C ........................        4,525
Other Liabilities ................................................       15,537
                                                                    -----------
   Total Liabilities .............................................      244,279
                                                                    -----------
Net Assets .......................................................  $15,504,454
                                                                    ===========

Net Assets Consist of:
Paid in Capital ..................................................   15,159,822
Undistributed Net Investment Income ..............................       10,922
Accumulated Net Realized Gain ....................................       19,676
Unrealized Appreciation ..........................................      314,034
                                                                    -----------
Net Assets .......................................................  $15,504,454
                                                                    ===========
Institutional Service Class Shares
   Shares Issued and Outstanding (Unlimited
   authorization no par value) ...................................      852,792
Net Asset Value, Offering and Redemption Price Per Share .........  $     18.18
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           TJ CORE EQUITY PORTFOLIO
                                                    FOR THE SIX MONTHS ENDED
                                                    OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS


Investment Income
Dividends ....................................................     $   202,592
Interest .....................................................          49,984
                                                                   -----------
   Total Income ..............................................         252,576
                                                                   -----------
Expenses
Investment Advisory Fees -- Note B ...........................         109,945
Administrative Fees -- Note C ................................          52,317
Distribution and Service Fees -- Note E ......................          36,648
Registration and Filing Fees .................................          11,196
Printing Fees ................................................           8,803
Audit Fees ...................................................           7,016
Custodian Fees -- Note D .....................................           4,310
Legal Fees ...................................................           1,490
Trustees' Fees -- Note F .....................................           1,398
Other Expenses ...............................................          13,006
Investment Advisory Fees Waived -- Note B ....................         (62,612)
                                                                   -----------
   Net Expenses Before Expense Offset ........................         183,517
                                                                   -----------
Expense Offset -- Note A .....................................            (275)
                                                                   -----------
   Net Expenses After Expense Offset .........................         183,242
                                                                   -----------
Net Investment Income ........................................          69,334
                                                                   -----------
Net Realized Loss on Investments .............................      (1,944,711)
Net Change in Unrealized Appreciation
 (Depreciation) of Investments ...............................       1,210,126
                                                                   -----------
Net Loss on Investments ......................................        (734,585)
                                                                   -----------
Net Decrease in Net Assets Resulting From Operations .........     $  (665,251)
                                                                   ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       For the
                                                   Six Months Year
                                                     Ended October     Ended
                                                       31, 2000       April 30,
                                                     (Unaudited)       2000
                                                  ---------------- -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .......................   $     69,334    $    146,463
   Net Realized Gain (Loss) ....................     (1,944,711)      2,048,144
   Net Change in Unrealized
     Appreciation (Depreciation) ...............      1,210,126      (4,480,319)
                                                   ------------    ------------
   Net Decrease in Net Assets
     Resulting from Operations .................       (665,251)     (2,285,712)
                                                   ------------    ------------
Distributions:
   Net Investment Income .......................        (58,412)       (146,463)
   Net Realized Gain ...........................             --      (1,049,391)
                                                   ------------    ------------
   Total Distributions .........................        (58,412)     (1,195,854)
                                                   ------------    ------------
Capital Share Transactions: (1)
   Issued ......................................      4,531,157      39,975,252
   In Lieu of Cash Distributions ...............         55,711       1,149,876
   Redeemed ....................................    (28,550,100)    (18,827,865)
                                                   ------------    ------------
   Net Increase (Decrease) from Capital
     Share Transactions ........................    (23,963,232)     22,297,263
                                                   ------------    ------------
     Total Increase (Decrease) .................    (24,686,895)     18,815,697
Net Assets:
   Beginning of Year ...........................     40,191,349      21,375,652
                                                   ------------    ------------
   End of Period (including undistributed
     net investment income
     of $10,922 and $0, respectively) ..........   $ 15,504,454    $ 40,191,349
                                                   ============    ============

(1) Share Issued and Redeemed:
   Shares Issued ...............................        250,633       2,084,038
   In Lieu of Cash Distributions ...............          3,073          62,509
   Redeemed ....................................     (1,605,794)     (1,027,703)
                                                   ------------    ------------
   Net Increase (Decrease) in Shares Outstanding     (1,352,088)      1,118,844
                                                   ============    ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                        Selected Per Share Data & Ratios
                                                                          For a Share Outstanding Throughout Each Period

                                    For the
                                   Six Months
                                      Ended                                                                 September 28,
                                    October 31,                   Years Ended April 30,                       1995*** to
                                      2000        ---------------------------------------------------------    April 30,
                                   (Unaudited)        2000            1999           1998          1997           1996
                                 -------------    -------------  -------------  -------------  ------------  ------------
Net Asset Value,
   Beginning of Period .......   $       18.23)   $       19.68  $       17.30  $       13.05  $      11.05  $      10.00
                                 -------------    -------------  -------------  -------------  ------------  ------------

Income from Investment
Operations
Net Investment Income ........            0.05             0.08           0.10           0.10          0.12          0.06
Net Realized and Unrealized
   Gain (Loss) ...............           (0.06)@          (0.96)          4.29           4.55          2.08          1.05
                                 -------------    -------------  -------------  -------------  ------------  ------------
Total from Investment
   Operations ................           (0.01)           (0.88)          4.39           4.65          2.20          1.11
                                 -------------    -------------  -------------  -------------  ------------  ------------
Distributions
Net Investment Income ........           (0.04)           (0.08)         (0.10)         (0.11)        (0.11)        (0.06)
Net Realized Gain ............              --            (0.49)         (1.91)         (0.29)        (0.09)          --
                                 -------------    -------------  -------------  -------------  ------------  ------------
Total Distributions ..........           (0.04)           (0.57)         (2.01)         (0.40)        (0.20)        (0.06)
                                 -------------    -------------  -------------  -------------  ------------  ------------
Net Asset Value,
   End of Period .............   $       18.18    $       18.23  $       19.68  $       17.30  $      13.05  $      11.05
                                 =============    =============  =============  =============  ============  ============

Total Return .................           (0.04)%**        (4.50)%        27.34%         36.05%        20.14%        11.13%**
                                 =============    =============  =============  =============  ============  ============
Ratios and Supplemental
Data
Net Assets, End of
   Period (Thousands) ........   $      15,504    $      40,191  $      21,376  $      11,348  $      2,888  $      1,023
Ratio of Expenses to
   Average Net Assets ........            1.25%*           1.26%          1.25%          1.25%         1.26%         1.38%*
Ratio of Net Investment
 Income to Average Net
 Assets ......................            0.47%*           0.41%          0.50%          0.74%         1.07%         1.06%*
Portfolio Turnover Rate ......              25%              63%            54%            52%           27%           17%

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower if the Adviser had not waived fees during the period indicated.
  @ The amounts shown for a share outstanding throughout the period does not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)


     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The TJ Core Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At October 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

         Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Tom Johnson Investment Management, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.75% of average daily net assets. Through January 1, 2002, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average daily net assets. Old Mutual, Plc. gained control of United Asset Management on September 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the six months ended October 31, 2000, the Administrator was paid $52,317, of which $22,042 was paid to SEI for their services, $7,980 to DST for their services, and $6,162 to UAMSSC for their services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolio.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio is not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of shares owned by clients of the Service Agents.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the six months ended October 31, 2000, the Portfolio made purchases of $6,582,039 and sales of $30,577,639 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended October 31, 2000, the Portfolio had no borrowings under the agreement.

     I. Other: At October 31, 2000, 47% of total shares outstanding were held by 2 record shareholders, each owning more than 10% or greater of the aggregate total shares outstanding.

                                    <NOTES>

                                    <NOTES>

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES

James F. Orr, III                              William H. Park
Trustee, President and Chairman                Vice President

John T. Bennett, Jr.                           Gary L. French
Trustee                                        Treasurer

Nancy J. Dunn                                  Robert J. Della Croce
Trustee                                        Assistant Treasurer

Philip D. English                              Linda T. Gibson, Esq.
Trustee                                        Secretary

William A. Humenuk                             Martin J. Wolin, Esq.
Trustee                                        Assistant Secretary

James P. Pappas                                Theresa DelVecchio
Vice President                                 Assistant Secretary
--------------------------------------------------------------------------------
UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Tom Johnson Investment Management, Inc.
211 North Robinson, Suite 450
Oklahoma City, OK 73102

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                       -------------------------------------
                                         This report has been prepared for
                                         shareholders and may be distributed
                                         to others only if preceded or
                                         accompanied by a current prospectus.
                                       -------------------------------------

                              [LOGO OF UAM FUNDS]

Supplement dated October 27, 2000, to the Annual Report of the Financials for the TJ Core Equity Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On November 02, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------
1.To elect the Trustees/Directors.
  01) John T. Bennett, Jr. ........................ 19,010,168    --    451,579
  02) Nancy J. Dunn................................ 19,032,354    --    429,393
  03) William A. Humenuk........................... 19,032,469    --    429,278
  04) Philip D. English............................ 19,032,469    --    429,278
  05) James F. Orr, III............................ 19,030,371    --    431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                       403,412  9,888     4,587

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:...............    397,999  1,374    18,514
  b) Borrowing:....................................    397,999  1,374    18,514
  c) Issuing of Senior Securities:.................    397,999  1,374    18,514
  d) Underwriting:.................................    397,999  1,374    18,514
  e) Industry Concentration:.......................    397,999  1,374    18,514
  f) Investment in Real Estate:....................    397,999  1,374    18,514
  g) Commodities:..................................    397,999  1,374    18,514
  h) Lending:......................................    397,999  1,374    18,514
  i) Illiquid Securities:..........................    397,999  1,374    18,514
  j) Control or Management:........................    397,999  1,374    18,514
  k) Unseasoned Issuers:...........................    397,999  1,374    18,514
  l) Borrowing exceeding 5%:.......................    397,999  1,374    18,514
  m) Pledging:.....................................    397,999  1,374    18,514

                                                       For:   Against: Abstain:
                                                      ------- -------- --------
  n) Margin Purchases and Short Sales:............... 397,999  1,374    18,514
  o) Directors' Ownership of Shares:................. 397,999  1,374    18,514
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:............ 397,999  1,374    18,514
  q) Futures and Options:............................ 397,999  1,374    18,514

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                      585,625    537     3,091

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                      583,078  3,084     3,091

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.


                                                      583,078  3,084     3,091


                                                                  [LOGO OF UAM]